LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS
Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Michael T. Kirshbaum, Seth A. Allyn, Evan R. Farber and Robert
W. Musslewhite, or any of them acting individually, as the undersigned's true and lawful attorney-in-fact, with full power of substitution, each with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
(1)	prepare, execute, acknowledge, deliver and file Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of The Advisory Board
Company, a Delaware corporation (the "Company"), with the United States
Securities and Exchange Commission, any national securities exchanges and the
Company, as considered necessary or advisable under Section 16(a) of the
Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time (the "Exchange Act");
(2)	seek or obtain, as the undersigned's representative and on the undersigned's behalf, and specifically as is deemed necessary by the undersigned for the preparation and filing of the Forms 3, 4, and 5 noted above, information on transactions in the Company's securities from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and
(3)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
The undersigned acknowledges that:
(1)	this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;
(2)	any documents prepared and/or executed by either such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and shall contain such terms and conditions  as such attorney-in-fact, in his or her discretion, deems necessary or desirable;
(3)	neither the Company nor either of such attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and
(4)	this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under Section 16 of the
Exchange Act.
The undersigned hereby gives and grants each of the foregoing attorneys-in-fact full power and authority to do and perform any  and every act and thing whatsoever requisite, necessary or proper  to be done in the exercise of any of the rights and powers herein granted, with full power of substitution or revocation,  as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, or such attorney-in-fact's substitute or substitutions, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited
Power of Attorney.
This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of June, 2008.


											                        /s/ David L. Felsenthal
					Signature

	                                David L. Felsenthal
					Print Name


CITY OF WASHINGTON		)
					)
DISTRICT OF COLUMBIA		)
On this 11th day of June, 2008 personally appeared before me, and acknowledged that s/he executed the foregoing instrument for the purposes therein contained. IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Ramona Davis

Notary Public

My Commission Expires:	10-14-2010